United Capital

Business Lending

A BankUnited Company

PROMISSORY NOTE

$196,023.41                                                                       Hunt Valley, Maryland

                                                                                                                             July 30, 2014

     FOR VALUE RECEIVED, GOOD TIMES DRIVE THRU INC., a corporation formed in the State of Colorado, (the "Borrower"), promises to pay to the order of UNITED CAPITAL BUSINESS LENDING, INC. (the "Lender"), the principal sum of One Hundred Ninety Six Thousand, Twenty Three and 41/100 Dollars ($196,23.41), or so much thereof as may be advanced to or for the account of the Borrower pursuant to the terms and conditions set forth herein and in the Loan Documents, as hereinafter defined, (the "Principal Sum"), together with interest at the rate hereinafter provided, in accordance with the following:

1.

INTEREST.

a.

Commencing as of the date hereof and continuing until August 1, 2021 (the “Maturity Date”), the unpaid Principal Sum shall bear interest at a rate of 6.69% per annum.

b.

All interest payable under the terms of this Promissory Note (the “Note”) shall be calculated on the basis of a three hundred sixty (360) day year and the actual number of days on which there exists an unpaid balance hereunder.

2.

PAYMENTS AND MATURITY.

a.

Interest only shall be payable on the outstanding Principal Sum for the period from the date funds are disbursed under this Note to the 1st day of the next calendar month, payable on the 1st day of that calendar month at the interest rate calculated in accordance with Section 1 above (the “Interest Rate”).

b.

Commencing on September 1, 2014, and continuing on the first day of each and every month thereafter until the Maturity Date, Borrower shall pay equal installments of principal plus interest, at the rate provided in Section 1(a) above, in the amount of Two Thousand, Nine Hundred Twenty Eight and 90/100 Dollars ($2,928.90), which installments have been calculated so as to amortize the outstanding Principal Sum over a period of seven (7) years.

        c.

Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on August 1, 2021 (the "Maturity Date") which is the first day of the calendar month following the seventh anniversary of the date hereof, such date may be extended, accelerated or otherwise modified as provided herein.

3.

DEFAULT INTEREST.  Upon the occurrence of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at a rate of five (5%) percent per annum in excess of the then current rate Interest Rate until such Event of Default is cured, in the sole discretion of the Lender.

Customer #47856                    Page 1 of 6

Loan #71329-001

4.

LATE CHARGES.  If the Borrower shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrower shall pay to the Lender on demand a late charge equal to ten (10%) percent of such delinquent payment.

.

5.

APPLICATION AND PLACE OF PAYMENTS.  If no Event of Default shall have occurred, all payments made on account of this Note shall be applied first to the payment of unpaid interest, second to the unpaid Principal Sum, third to the payment of any late charge then due hereunder, and the remainder, if any, shall be applied to the payment of any costs of collection. All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in Hunt Valley, Maryland or at such other times and places as the Lender may at any time designate in writing to the Borrower. If the Borrower has authorized the Lender to make an automatic debit of the monthly installments due from the Borrower’s account pursuant to a Direct Draft Authorization, the Borrower agrees that the Lender shall be authorized to debit the amounts due under Section 2 above from the account identified in the Direct Draft Authorization Form as and when such payments become due and payable and that it will immediately notify the Lender if the account from which the Lender should debit such payments is changed.

6.

PREPAYMENT. Except as set forth below, prior to the 37th monthly installment, this Note may only be prepaid in full, but not in part, within 30 days’ advance written notice to Lender by remitting to the Lender the then Unpaid Balance of this Note plus an additional amount (not as a penalty but as compensation for the loss of investment for the remainder of the term) equal to: (a) 3% of such Unpaid Balance if prepayment is made prior to the maturity of the 13th monthly installment; (b) 2% of the Unpaid Balance if prepayment is made after the 13th monthly installment but prior to the maturity of the 25th monthly installment; (c) 1% of the Unpaid Balance if prepayment is made after the 25th monthly installment but prior to the maturity of the 37th monthly installment.  Notwithstanding the foregoing, even if the prepayment of Unpaid Principal is made prior to the 37th monthly installment, the Borrower shall not be required to pay any additional compensation to the Lender if: (a) the total amount of any prepayments of the Unpaid Balance by the Borrower do not exceed $250,000 in any year; or (b) a new credit facility provided by the Lender is the source of the funds for the Borrower’s prepayment of the Unpaid Balance.  For the purposes of this provision, “Unpaid Balance” means the sum of: (i) the unpaid principal balance of this Note; plus (ii) all accruals (including accrued interest) and other amounts then due under this Note. No other method of prepayment is authorized by this Note. The Borrower may not make a partial prepayment or any prepayment following the occurrence of an Event of Default, without the prior consent of the Lender.  Any approved partial prepayment shall be accompanied by accrued and unpaid interest and may be applied by Lender (in its sole discretion) to principal payments in the inverse order of their maturity.

7.

LOAN DOCUMENTS.      The term "Loan Documents" as used in this Note shall mean collectively this Note, that certain Development Line Loan and Security Agreement of even date herewith by and among the Lender and Borrower, (the "Development Line  Agreement"), the Guaranty given by GOOD TIMES RESTAURANTS INC. (the “Guarantor”) to guaranty the obligations of the Borrower hereunder (the “Guaranty”), and the Collateral Assignments executed by the Borrower and the Guarantor (collectively, the “Collateral Assignment Agreement”) executed in connection therewith and any other instrument, agreement,

Customer #47856                        Page 2 of 6

Loan #71329-001

or document previously, simultaneously, or hereafter executed and delivered by the Borrower and/or any other person, singularly or jointly with any other person, evidencing, securing, guaranteeing, or in connection with this Note or the Principal Sum evidenced thereby.

8.

SECURITY. This Note is secured by, among other things the Collateral as that term is defined in the Development Line Agreement and Collateral Assignment Agreement.

9.

EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

a.

The failure of the Borrower to pay to the Lender when due any and all amounts payable by the Borrower to the Lender under the terms of this Note or any other obligation, provided, however that if the Lender is not is not able to debit the a regularly scheduled monthly payment due under the Note from the account designated by the Borrower in the Direct Draft Authorization Agreement of even date herewith and the Borrower does not have actual notice of the nonpayment, the Lender shall notify the Borrower and the Borrower shall have 2 business days to make any payments then due and owing under the Note.; or

b.

The occurrence of an Event of Default under any of the terms and conditions of any of the Loan Documents.

10.

REMEDIES.  Upon the occurrence of an Event of Default, at the Lender's option, the Lender may immediately accelerate and call due all amounts payable by the Borrower to the Lender under the terms of this Note, including all principal, accrued interest, late charges and other sums due as of the date of the Event of Default, without notice to the Borrower or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. The Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note.  Lender shall apply any sums collected following an Event of Default first to the costs of collection, second to any late fees due and owing under the Note, third to any unpaid interest due and owing under this Note and finally to any principal sums due and owing under this Note.

11.

EXPENSES.  Notwithstanding anything to the contrary contained in Section 11 above, the Borrower promises to pay to the Lender on demand by the Lender all reasonable costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, all reasonable attorneys' fees and expenses and all court costs.

12.

NOTICES. Any notice, request, or demand to or upon the Borrower or the Lender is to be given in writing and shall be deemed to have been received by such party when (i) delivered by hand on the same day as such hand delivery; (ii) delivered by an overnight courier on the next business day; or (iii) sent by certified or registered mail, postage prepaid, return receipt requested, three (3) business days after deposit in the mail to the following addresses:

Customer #47856                       Page 3 of 6

Loan #71329-001

If to the Borrower:

GOOD TIMES DRIVE THRU INC.

601 Corporate Circle

Golden, CO 80401

Attn: Mr. Boyd E. Hoback

If to the Lender:

United Capital Business Lending, Inc.

215 Schilling Circle, Suite 100

Hunt Valley, MD 21031

Attn: Lisa Wheatley – Operations Department

Joseph Serio – Portfolio Management

                         Department

Either party hereto may change the address for notices set forth above by providing the other party with ten (10) days prior written notice of such change.

13.

MAXIMUM RATE OF INTEREST; COMMERCIAL LOAN.  If any provision of this Note shall ever be construed to require the payment of any amount of interest in excess of that permitted by applicable law, then the interest to be paid pursuant to this Note shall be held subject to reduction to the amount allowed under applicable law, and any sums paid in excess of the interest rate allowed by law shall be applied in reduction of the principal balance outstanding pursuant to this Note. The Borrower acknowledges that the laws of the State of Maryland will govern the maximum rate of interest that it is permissible for the holder of this Note to charge the Borrower pursuant to this Note. The Borrower warrants that this Note evidences a commercial loan transaction within the meaning of Sections 12-101(c) and 12-103(e), Commercial Law Article, Annotated Code of Maryland (as amended), and that no proceeds of such loan transaction are being used by the Borrower for any consumer purpose.

14.

MISCELLANEOUS. Each right, power, and remedy of the Lender as provided for in this Note or any of the other Loan Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Loan Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies. No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Loan Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times. By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount. No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

15.

EXTENSIONS OF MATURITY. All parties to this Note, whether maker, endorser, or guarantor, agree that the maturity of this Note, or any payment due hereunder, may be extended at any time or from time to time, in the Lender's sole discretion, without releasing, discharging, or affecting the liability of such party.

Customer #47856                               Page 4 of 6

Loan #71329-001

16.

ASSIGNABILITY. This Note may not be assigned by the Borrower, but may be assigned by the Lender or any holder at any time.

17.

JOINT AND SEVERAL LIABILITY.   The Borrower shall be jointly and severally liable for payment of its obligations to the Lender as and when due and payable in accordance with the provisions of this Note, the Loan Documents or any other agreement executed by any person or entity obligated to the Lender in in connection with the obligations due and owing under the Note and the Loan Documents. The Borrower agrees that the Lender may (without notice to or consent of any or all of the undersigned or any other person who has agreed to guarantee the Loan and with or without consideration) release, compromise, settle with, proceed against the Guarantor or any person or entity or the undersigned or any other Borrower without affecting, impairing, lessening or releasing the Obligations of the undersigned.

18.

BINDING NATURE. This Note shall inure to the benefit of and be enforceable by Lender and Lender's successors and assigns and any other person to whom Lender may grant an interest in Borrower's obligations to Lender, and shall be binding and enforceable against Borrower and Borrower's personal representatives, successors and assigns.

19.

PARTIAL INVALIDITY.  In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

20.

CAPTIONS. The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope and intent of this Note.

21.

SEAL AND EFFECTIVE DATE.  This Note is an instrument executed under seal and is to be considered effective and enforceable as of the date set forth on the first page hereof, independent of the date of actual execution and delivery.

22.

GOVERNING LAW. The provisions of this Note shall be construed, interpreted and enforced in accordance with the laws of the State of Maryland as the same may be in effect from time to time, without regard to principles regarding conflict of laws.

23.

CONSENT TO JURISDICTION. The Borrower hereby acknowledges, consents and agrees that the United States District Court for the District of Maryland or any court of competent jurisdiction of the State of Maryland shall have jurisdiction over any suit, action, or proceeding arising out of or relating to this Note. The Borrower irrevocably waives, to the fullest extent permitted by law, any objection that the Borrower may now or hereafter have to the laying of the venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum. Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon the Borrower and may be enforced in any court in which the Borrower is subject to jurisdiction by a suit upon such judgment provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

Customer #47856                       Page 5 of 6

Loan #71329-001

24.

SERVICE OF PROCESS. The Borrower hereby consents to process being served in any suit, action, or proceeding instituted against the Borrower in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrower; and (b) serving a copy thereof in accordance with the Notice provisions set forth in Section 13 of this Note, the agent hereby designated and appointed by the Borrower as its agent for service of process. The Borrower irrevocably agrees that such service shall be deemed to be service of process upon the Borrower in any such suit, action, or proceeding. Nothing in this Section shall affect the right of either party to serve process in any manner otherwise permitted by law and nothing in this Section will limit the right of either party otherwise to bring proceedings against the other party in the courts of any jurisdiction or jurisdictions.

25.

WAIVER OF TRIAL BY JURY.  THE BORROWER AND THE LENDER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THEY MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO THE LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER, AND THE BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE BORROWER FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER, AND THAT IT UNDERSTANDS THE TERMS OF THIS WAIVER AND ALL TERMS OF THIS NOTE.

26.

ENTIRE AGREEMENT. This Note, together with all of the other Loan Documents, constitutes the entire agreement between the Borrower and the Lender in any way relating to the obligations evidenced by this Note.

IN WITNESS WHEREOF, the Borrower has executed this Promissory Note, with the intention of creating an instrument under seal, as of the date first written above.

BORROWER:
GOOD TIMES DRIVE THRU INC.
By: Boyd E. Hoback
Name: Boyd E. Hoback
Title: President

Customer #47856

Loan #71329-001